SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     AMENDED
                                  FORM 8-K (A)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 6, 2002


                              NORTH VALLEY BANCORP
             (Exact name of registrant as specified in its charter)



          California                  0-10652             94-2751350
(State or other jurisdiction of    (File Number)        (IRS Employer
        incorporation)                                Identification No.)


          300 Park Marina Circle
            Redding, California                            96001
 (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (530) 226-2900


                  This Form 8-K-(A) consists of five (5) pages.

Item 4.  Changes in Registrant's Certifying Accountant

a. The firm of Deloitte & Touche LLP served the registrant, North Valley Bancorp (the "Company") as independent public accountants for the 2001 fiscal year. On June 6, 2002, the Board of Directors of the Company approved the recommendation of the Audit Committee of the Board of Directors to change the Company's certifying accountant from Deloitte & Touche, LLP to Perry-Smith, LLP. The Company engaged Perry-Smith, LLP as the Company's independent public accountants for the fiscal year 2002, effective as of June 6, 2002.

         Deloitte & Touche LLP was notified on June 6, 2002 that they were dismissed as the Company's independent public accountants effective June 6, 2002. The audit reports of Deloitte & Touche LLP on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two fiscal years in the period ended December 31, 2001, and any subsequent interim period through June 6, 2002, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

b. During the fiscal years ending December 31, 2001 and 2000, and the interim period between December 31, 2001, and June 6, 2002, the Company did not consult with Perry-Smith, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

         A letter from Deloitte & Touche LLP dated June 26, 2002, addressed to the Securities and Exchange Commission, in compliance with Item 304(a)(3) of Regulation S-K, is attached to this report as Exhibit 16.


Item 7.    Financial Statements and Exhibits
           ---------------------------------

                   (c)     Exhibits
                           --------

                           16 Letter of Deloitte & Touche LLP addressed to the Securities and Exchange Commission dated June 26, 2002


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     NORTH VALLEY BANCORP
                                          (Registrant)


Date: June 26, 2002                  By: /s/ SHARON BENSON
                                         -----------------------------------
                                         Sharon Benson
                                         Senior Vice President
                                         Controller


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